Exhibit 10.2

PRIME MERIDIAN HOLDING COMPANY

AMENDMENTS TO

RESTRICTED STOCK AWARD AGREEMENTS

These Amendments were entered into October 20, 2022, and amend each Restricted Stock Award Agreement (each, an “Agreement”) by and between Prime Meridian Holding Company (the “Company”) and Sammie D. Dixon, Jr. (the “Grantee”), dated as of February 19, 2019, January 16, 2020, January 21, 2021, and February 1, 2022. Except as specifically amended hereby, each Agreement shall remain unchanged.

Sections 3(b), (c), and (d) are each deleted and replaced with a new Section 3(b), which shall read:

Notwithstanding Section 3(a), the interest of Grantee in all of the shares of Restricted Stock comprising the Award shall vest upon the termination of the Grantee’s employment for any reason.

IN WITNESS WHEREOF, the undersigned have executed these Amendments effective on the date first set above.

PRIME MERIDIAN HOLDING COMPANY

By:         /s/ Kenneth “Casey” Compton                                /s/ Sammie D. Dixon

           Kenneth “Casey” Compton                                    Sammie D. Dixon, Jr.

           Chair of the Compensation Committee                  Vice Chairman, President and CEO